EXHIBIT 10.12.3.


         DATED 7th March, 2003





         INYX PHARMA LIMITED

         And

         VENTURE FINANCE PLC






          --------------------------------

          REAL PROPERTY LOAN AGREEMENT


          --------------------------------




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                                    CONTENTS

1      CONSTRUCTION............................................................2

2      THE FACILITY............................................................4

3      TERM AND DRAWDOWN.......................................................5

4      CONDITIONS PRECEDENT....................................................5

5      INTEREST AND FEES.......................................................6

6      REPAYMENT...............................................................6

7      DEFAULT INTEREST........................................................6

8      PAYMENTS................................................................7

9      CHANGES IN CIRCUMSTANCES AND INCREASED COSTS............................7

10     REPRESENTATIONS AND WARRANTIES..........................................7

11     FINANCIAL INFORMATION...................................................8

12     GENERAL COVENANTS.......................................................8

13     EVENTS OF DEFAULT.......................................................9

14     ASSIGNMENT AND TRANSFER................................................10

15     NOTICES................................................................10

16     WAIVERS................................................................10

17     INDEMNITY FOR EXPENSES.................................................11

18     ILLEGALITY.............................................................11

19     SET-OFF................................................................11

20     DEMANDS AND NOTIFICATION BINDING.......................................12

21     GENERAL................................................................12

22     GOVERNING LAW..........................................................12

SCHEDULE 1....................................................................13

SCHEDULE 2 Security Documents.................................................14




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DATE OF LOAN AGREEMENT                                                      2003

PARTIES

(1) inyx pharma limited (Company Number 04573515) whose registered office is at 9 Cheapside, London, EC2V 6AD (the "Borrower"); and

(2) VENTURE FINANCE PLC (Company Number 2281768) whose registered office is at Sussex House, Perrymount Road, Haywards Heath, West Sussex, RH16 1DN ("VF")

WHEREAS

(A) VF and the Borrower are parties to an agreement for the purchase of debts which commenced on or around the date hereof ("the Agreement for the Purchase of Debts"), and

(B) VF has agreed to make available to the Borrower a loan facility upon the terms and subject to the conditions set out in this Agreement.

IT IS AGREED as follows:-

1        CONSTRUCTION

1.1      Definitions

In this Agreement, unless the context otherwise requires, the following words and expressions will have the meaning set out opposite them:-

"Agreement" means this agreement and the Schedules;

"Aggregate Limit" means the amount specified in (or, if appropriate, calculated in accordance with) paragraph 2 of Schedule 1, or such other greater or lesser amount as VF may notify to the Borrower from time to time, in each case in VF's absolute discretion;

"Base Rate" means the Base Rate from time to time set by Venture's Bankers subject to a minimum rate of 4%.

"Collateral Reporting and Monitoring Requirements" means the reporting and monitoring requirements of VF in relation to the Eligible Collateral from time to time including monitoring by way of physical access to premises and access to such Eligible Collateral by VF or any of its employees servants or agents and shall for the time being be those detailed in the Schedule;

"Default Rate" means the rate which is 4 per cent per annum above the Interest Rate;

"Eligible Collateral" means such of the Borrower's undertaking property and assets as VF may from time to time notify to the Borrower as forming part of the Borrower's Eligible Collateral which shall until further notice be such of the undertaking, property and assets of the Borrower as shall be assessed in accordance with the Eligible Collateral Formula;

"Eligible  Collateral  Formula" means the formula  referred to in paragraph 6 of
Schedule 1 as the same may be varied from time to time (in VF's absolute discretion) by notice in writing to the Borrower;

"Encumbrance" means any any mortgage, charge, assignment for the purpose of security, pledge, lien, right of set-off, arrangement for retention of title (other than in favour of the Borrower), or trust arrangement for the purpose of, or which has the effect of, granting security or any other interest in the nature of security of any kind whatsoever or any agreement, whether expressed to be conditional or otherwise, to create any of the same;


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"Event of Default" means any of the events specified in Clause 13;

"Facility" means the loan facility to be made available by VF to the Borrower pursuant to this Agreement and as more particularly specified in clause 2;

"Facility Fee"     means the fee referred to in clause 5.3;

"Interest Rate" means the rate specified in paragraph 4 of Schedule 1 charged on the Loan Account Balance outstanding from day to day, which interest shall be debited to the Loan Account upon the last Working Day of each calendar month

"Loan" means the principal sum drawn under the Facility pursuant to Clause 3 from time to time or, as the context requires, the principal amount of such a sum from time to time outstanding under this Agreement;

"Loan Account" means a loan account or accounts in the name of the Borrower with VF opened in connection with the Facility;

"Loan Account Balance" means the debit balance of the Loan Account from time to time;

"Maximum Loan Amount" means the maximum principal amount which may be drawn as a Loan hereunder as detailed in paragraph 1 of Schedule 1;

"Security Documents" means the documents listed in Part 2 of the Schedule and any other documents for the time being securing (directly or indirectly) all or any of the Borrower's obligations under this Agreement and/or all or any other obligations (present or future, actual or contingent) of the Borrower to VF and references to any such documents shall include the same as varied or amended in writing by the parties thereto from time to time;

"Schedules" means Schedule 1 and Schedule 2 to this Agreement and "Schedule" shall mean either or both of them as the context permits;

"Unencumbered" means not subject to any mortgage, charge, assignment for the purpose of security, pledge, lien, right of set-off, arrangements for retention of title (other than in favour of the Borrower), or trust arrangement for the purpose of, or which has the effect of, granting security or any other interest in the nature of security of any kind whatsoever or any agreement, whether expressed to be conditional or otherwise, to create any of the same;

"Venture's Bankers" HSBC Bank Plc or such other bank as Venture may from time to time, at its sole discretion, appoint as its bankers.

"Working Day" means a day upon which VF and clearing Banks in London generally are open for business of the nature required for the purposes of this Agreement.

1.2      Interpretation

         (a)      Any reference in this Agreement to:-


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                  (i)      clause,  sub-clause,   Schedule  or  Schedules  shall
                           (except where the context otherwise requires) be construed as a reference to the relevant clause or sub-clause in or Schedule or Schedules to (and forming a part of) this Agreement;

                  (ii) a person shall include a body corporate, individual, firm or an unincorporated body of persons (as the case may be);

                  (iii)    the singular shall include the plural and vice-versa;

                  (iv) any statutory provision shall be deemed to mean and to include a reference to any modification, consolidation or re-enactment thereof for the time being in force;

                  (v) "Borrower" and "VF" shall, where the context admits, include their respective personal representatives, successors in title or assignees (whether immediate or derivative).

                  (vi) Any reference herein to any document, including to this Agreement includes such document as amended, novated, supplemented, substituted, extended, assigned or replaced from time to time and includes any document which is supplemental hereto or thereto.

                  (vii) The meaning of general words introduced by the word "other" and the word "otherwise" shall not be limited by reference to any preceding words or enumeration including a particular class of acts, matters or things.

         (b) The headings in this Agreement are inserted for convenience only and shall not affect its construction or interpretation.

         (c) Any right or power which may be exercised or any determination which may be made hereunder by VF may be exercised or made in the absolute and unfettered discretion of VF who shall not be under any obligation to give reasons therefor.

         (d) Unless the context otherwise requires, expressions defined in the Agreement for the Purchase of Debts shall bear the same meaning herein.

         (e) None of the terms of this Agreement is enforceable by any person other than the parties hereto and their respective successors in title.

2        THE FACILITY

2.1 The Facility shall consist of a loan drawn pursuant to the terms of this Agreement of a maximum principal amount not exceeding the Maximum Loan Amount.

2.2 Unless VF otherwise agrees in writing with the Borrower, the Facility will be used by the Borrower to fund the acquisition of the Eligible Collateral and/or its working capital requirements. VF shall not be bound to enquire as to, nor shall it be responsible for, the use or application by the Borrower of all or any part of the Facility.


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3        TERM AND DRAWDOWN

3.1 Subject to clause 4, the Facility must be drawn by the Borrower in two drawings with the first drawing being made upon the date of this Agreement and the second drawing being made on or before [ ] 2003. Any part of the Facility not so drawn shall be cancelled.

3.2 VF shall not be obliged to permit any drawing hereunder (other than in its absolute discretion) if following VF's own assessment of the Borrower's Eligible Collateral (including Eligible Collateral to be acquired with the proceeds of that drawing) in accordance with the Eligible Collateral Formula the drawing would cause the Loan Account Balance to exceed the sum produced by applying such formula to the Borrower's Eligible Collateral. If as a consequence of such assessment the Loan Account Balance is found to be in excess of the sum so produced, the Borrower shall forthwith upon VF's demand repay to VF such amount as shall be required to extinguish such excess.

3.3 VF shall not be obliged to permit any drawing hereunder or make any payment to the Borrower pursuant to any other agreement between VF and the Borrower including the Agreement for the Purchase of Debts (other than in its absolute discretion) if following VF's own assessment of the Borrower's Eligible Collateral in accordance with the Eligible Collateral Formula, and after a notional or actual combination of all accounts of the Borrower with VF (including all actual and/or contingent liabilities of the Borrower to VF at the relevant time) ("the Account Balance") the drawing or payment of such amount would cause the Account Balance to exceed the Aggregate Limit. If as a consequence of such assessment and/or combination it is found that the Account Balance is at that time in excess of the Aggregate Limit the Borrower shall forthwith upon VF's demand repay to VF such amount as shall be required to extinguish such excess.

3.4 VF shall be entitled from time to time and at any time to combine all and any accounts maintained in the name of the Borrower in the books of VF, such combination being deemed to have taken place on the happening of any Event of Default. The Borrower will upon demand in writing from VF pay such amount as may be required to bring the account of the Borrower within the monetary limits stated in this Agreement.

4        CONDITIONS PRECEDENT

The Facility will only be available for drawing under Clause 3 if:-

         (a) the Agreement for the Purchase of Debts has commenced and all conditions precedent to the making of prepayments thereunder by VF have been satisfied; and

         (b) the Security Documents duly executed by the Borrower have been received by VF together with copy Board Minutes authorising the entry into and execution of the same; and

         (c) there is no Event of Default and no event has occurred which, with the lapse of time or giving of notice or both, might constitute an Event of Default; and


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         (d)      the  representations  and  warranties set out in Clause 10 are true and accurate in all material respects; and

         (e) the Borrower has notified VF in writing of the amount requested to be drawn by the Borrower and full details of the account of the Borrower to which the funds are to be remitted. The Borrower acknowledges that any notice given in accordance with this clause 4(e) shall be irrevocable and, unless VF otherwise agrees, shall oblige the Borrower to borrow the amount specified.

5        INTEREST AND FEES

5.1 Interest will be charged on the Loan Account Balance at the Interest Rate and shall accrue from day to day and shall be computed on the basis of a 365 day year and the number of days elapsed.

5.2 The interest accrued on the Loan Account Balance from and including the date upon which the facility is drawn shall be debited to the Loan Account monthly. The Borrower and VF hereby agree that for administrative convenience all interest payable in respect of the Loan Account balance and all other sums payable by the Borrower pursuant to this Agreement may be debited by VF to the Current Account of the Borrower maintained by VF pursuant to the Agreement for the Purchase of Debts. VF reserves the right to require actual payment of all interest by cheque drawn by the Borrower or such other form of remittance as VF may from time to time specify.

5.3 The Borrower shall pay to VF the Facility Fee in the amount and at the frequency stated in paragraph 3 of Schedule 1.

6        REPAYMENT

         The principal amount of the Facility drawn by the Borrower shall (if not repayable at an earlier date pursuant to the terms of this Agreement) be repaid in accordance with the Repayment Terms set out in paragraph 7 of Schedule 1. Notwithstanding any other term of this Agreement the Borrower may at any time repay the whole or any part of the Loan Account Balance from time to time. No part of the Facility which is repaid may be reborrowed.

7        DEFAULT INTEREST

7.1 If the Borrower shall fail to pay any amount due under this Agreement on its due date, the Borrower shall be liable (if VF so requires) for interest on such amount from the date of such default until the date of actual payment (as well as after as before judgement or demand) at the Default Rate. The Borrower's liability under this Clause shall be in substitution for the liability for interest on such defaulted amount at the Interest Rate. Such interest shall be payable on demand and, to the extent not actually paid, shall be compounded monthly in arrears (and debited to the Loan Account or the Current Account as referred to in clause 5.2 above) and shall be payable before as well as after any judgement.

7.2 VF and the Borrower agree that the Default Rate represents a genuine pre-estimate of VF's additional administrative and funding costs in the event of the Borrower's failure to pay any sum due to VF and is not a penalty.


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8        PAYMENTS

8.1 The Borrower will make all payments due under this Agreement without set-off, counterclaim or deduction whatsoever and howsoever arising.

8.2 If the Borrower is compelled by law to make any such deduction or witholding, the Borrower shall forthwith pay to VF such additional amount as shall be required to ensure that VF shall receive in aggregate the amount it would have received but for such deduction or witholding.

9        CHANGES IN CIRCUMSTANCES AND INCREASED COSTS

9.1 If at any time it becomes unlawful or impossible for VF to maintain or fund the whole or any part of the Loan Account Balance VF may at any time by written notice to the Borrower require the Borrower to repay the Loan Account Balance immediately, together with any outstanding interest and all other sums due to VF under this Agreement, the Agreement for the Purchase of Debts and the Security Documents.

9.2 The Borrower shall pay to VF on demand such amount as VF may from time to time certify as being necessary to compensate it for any increase in the cost of funding the Loan Account Balance or for any reduction in the rate of return under this Agreement, incurred by VF as a result of compliance with any official directives, requirements or requests of any regulatory authority (whether or not having the force of law) or any law or regulation (including, without limitation, those relating to reserve assets, special deposits, taxes, capital adequacy and/or asset ratios).

10       REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants that:-

10.1 it has the power to enter into and perform its obligations under this Agreement and the Security Documents and to borrow hereunder and has taken all necessary action (corporate or otherwise) to authorise the unconditional entry into and performance of its obligations under this Agreement and the Security Documents and the utilisation of the Facility upon the terms and conditions contained herein and unconditionally to authorise the execution, delivery and performance of this Agreement and the Security Documents in accordance with their respective terms;

10.2 all authorisations, approvals, consents, licences, exemptions, filings, registrations and other procedures required in connection with the entry into, performance and validity of this Agreement, the utilisation of the Facility and the execution of the Security Documents have been obtained and are in full force and effect;

10.3 this Agreement and the Security Documents constitute legal, valid, binding and enforceable obligations of the Borrower, subject, in the case of the Security Documents, to due registration at the appropriate registries;

10.4 the entry into and performance of this Agreement and the Security Documents and the transactions contemplated hereby and thereby do not and will not conflict with (i) any law or regulation or any official or judicial order, or (ii) the Memorandum or Articles of Association of the Borrower; or (iii) any agreement or document to which the Borrower is a party or which is binding upon the Borrower or its assets;


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10.5     the  financial  and  other  business   information  and   documentation
         furnished by the Borrower to VF pursuant to this Agreement;

         (a) is and was (or shall be) when delivered true and accurate and does not contain any misstatement or omit any material fact and

         (b) there has been no material adverse change in the Borrower's business, assets, conditions and operation since the delivery of such information to VF;

10.6 save as notified in writing to VF prior to the date of this Agreement all of the Borrower's assets are Unencumbered save for the security granted or to be granted pursuant to the Security Documents;

10.7 save as disclosed to VF in writing prior to the date of this Agreement, no litigation, arbitration or administrative proceeding or claim is current or pending or, to the best of the knowledge of the Borrower, threatened against it which might reasonably be expected to have by itself or together with any other such proceedings or claims either:

         (a) a material adverse effect on the business, assets or condition of the Borrower; or

         (b) a material adverse effect on the ability of the Borrower to observe or perform its obligations under this Agreement or the Security Documents.

         The representations and warranties set out in this Clause 10 shall be deemed to be repeated on each day that any amount is or may be outstanding hereunder with reference to the facts and circumstances then subsisting as if made at each such time.

11       FINANCIAL INFORMATION

         VF reserves the right during the term of the Facility to require the Borrower to provide VF with such financial information about the Borrower as VF may from time to time reasonably require.

12       GENERAL COVENANTS

During the time of the Facility the Borrower shall:-

12.1     not without VF's prior written consent:-

         (a) create or permit to subsist any mortgage, charge or other Encumbrance over any of its assets (except pursuant to the Security Documents); or

         (b) make any loans or otherwise make credit (other than normal trade credit) available to any person; or


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         (c)      by one or a series of  transactions,  whether  related or not, sell or otherwise dispose of all or any material part of its property or assets (except in the normal course of its business).

12.2 throughout the duration of this Agreement comply at all times with all provisions contained within the Agreement for the Purchase of Debts and the Security Documents, and shall provide to VF all such information and physical access to premises owned or under the control of the Borrower as VF may reasonably require and the Borrower hereby grants an irrevocable licence to VF for VF (and any of its employees servants or agents) to enter upon any premises owned or under the control or authority of the Borrower at any time during normal business hours for the purposes of this Agreement, for confirming and ensuring the compliance by the Borrower with the terms hereof, and for the purposes of VF's assessment and monitoring from time to time as it may require of the location state nature and value of any Eligible Collateral at that time;

12.3 comply with all the Collateral Reporting and Monitoring Requirements of VF as detailed in paragraph 5 of Schedule 1 or as VF may require and may notify to the Borrower from time to time;

12.4 pay all sums due to VF hereunder or otherwise on the due date for payment thereof;

12.5 promptly notify VF if any Event of Default arises under Clause 13 and of anything which might with the passage of time give rise to an Event of Default.

13       EVENTS OF DEFAULT

13.1     In the event that:-

         (a) the Borrower fails to pay on the due date any amount due under this Agreement or any other agreement between the Borrower and VF where such failure to pay is caused other than by third party administrative or technical error and such non-payment continues for three banking days; or

         (b) the Borrower fails to perform any other of its respective obligations under this Agreement or any other agreement between VF and the Borrower; or

         (c) any representation, warranty or statement made under or in connection with this Agreement and/or the Agreement for the Purchase of Debts and/or the Security Documents is or proves to be untrue in any material respect on the date as of which it was made or deemed to be made or repeated; or

         (d) the Agreement for the Purchase of Debts is terminated (or is subject to notice of termination served by the Borrower on VF) or any event occurs entitling VF to terminate the Agreement for the Purchase of Debts (whether or not such right is exercised); or

         (e)      it becomes impossible or unlawful:-


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

                  (i)      for the  Borrower  to perform  any of its  respective
                           obligations   contained  in  this  Agreement  or  the
                           Security Documents or any of them; or

                  (ii) for VF to exercise any of its rights under this Agreement and/or the Agreement for the Purchase of Debts and/or the Security Documents; or

         (f) this Agreement and/or the Security Documents do not come into or cease to be in full force and effect or is/are not for any reason valid and binding upon and enforceable in all respects against the Borrower or VF is of the reasonable opinion that any security conferred thereby is or may be in jeopardy; or

         (g) VF is of the opinion that there has been a material adverse change in the Borrower's trading or financial position or condition; or

         (h) anything is done or permitted or omitted to be done by the Borrower which VF believes may materially impair the security created by the Security Documents and/or prejudice or detract from the Borrower's ability to perform the obligations contained in this Agreement and the Security Documents or any of them; or

         (i) VF is not furnished with all information required to be delivered to it at the time required then, in any such event VF may by notice in writing terminate the Facility and declare the Loan Account Balance and any other amounts due hereunder immediately due and payable, whereupon the Borrower will immediately comply with such demand by repaying the Loan Account Balance together with all outstanding interest and any other amounts due under this Agreement.

14       ASSIGNMENT AND TRANSFER

14.1 The Borrower may not transfer or assign any of its rights under this Agreement and/or the Security Documents.

14.2 VF may, without notice and at any time, transfer or assign all or any part of this Agreement and/or the Facility and/or the Security Documents and the Borrower hereby irrevocably consents to any such transfer or assignment (and the disclosure by VF to a transferee or assignee of any information about the Borrower and the Facility as VF may consider appropriate).

15       NOTICES

         Any notice from one party to another hereunder shall be sent to the addressee and be deemed delivered in accordance with the terms of the Agreement for the Purchase of Debts.

16       WAIVERS

         No failure or delay by VF in exercising any right, power or privilege under this Agreement and/or the Security Documents or any of them shall operate as a waiver thereof nor will any single or partial exercise of


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

         any right, power or privilege preclude any further exercise thereof or prejudice any other or further exercise by VF of any of its rights or remedies under this Agreement and/or the Security Documents. Such rights and remedies are cumulative and not exclusive of any right or remedy provided by law.

17       INDEMNITY FOR EXPENSES

17.1 The Borrower shall pay to VF on demand on a full indemnity basis whether or not there is a drawing under the Facility:-

         (a) all funding breakage costs and/or costs in relation to arrangements incurred by VF in connection with the funding of the Loan Account Balance;

         (b) any stamp documentary registration and other similar duties or taxes in connection with this Agreement and/or the Security Documents;

         (c) all costs and expenses incurred in connection with the negotiation or enforcement of this Agreement and/or the Security Documents (including reasonably and properly incurred legal fees, charges, disbursements, survey and valuation fees, and value added tax), and

         (d)      the Facility Fee due upon delivery of this Agreement to VF,

         and if the Borrower shall fail to pay when due any of the above amounts VF is entitled to debit such amounts either to the Loan Account or any other account(s) of the Borrower with VF.

17.2 The Borrower shall also indemnify VF against any loss or expense incurred by it (including all additional out of pocket expenses (of whatsoever nature and howsoever arising) and the cost of all additional management time and effort expended by VF in protecting or enforcing VF's rights and interests hereunder) as a consequence of any failure by the Borrower to pay any sum due to VF when payable. For the purposes of calculating the cost of such additional management time and effort VF shall apportion the salary costs of its personnel involved on a pro rata basis according to the time spent by such personnel in managing the Borrower's account taking account only of such time as would not have been spent by such personnel had such failure to pay not occurred.

18       ILLEGALITY

         If any of the provisions of this Agreement and/or the Security Documents become invalid, illegal or unenforceable in any respect, under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

19       SET-OFF

         In addition to any right of set-off or other similar right to which VF may be entitled in law, VF may at any time and without notice to the Borrower combine and consolidate all or any of the accounts between the Borrower and VF and/or set-off any moneys and in any currency whatsoever, which VF may at any time hold for the account of the Borrower, against any liabilities whatsoever which may be due or accruing due to VF from the Borrower.

20       DEMANDS AND NOTIFICATION BINDING

         Any demand notification or certificate given by VF in writing and signed by a duly authorised officer of VF specifying any rate of interest or any amounts due and payable under or in connection with any provision of this Agreement and/or the Security Documents or any of them shall (in the absence of manifest error or error in law) be conclusive and binding upon the Borrower and in any proceedings against the Borrower shall be conclusive evidence of such rate of interest or amounts so due and payable.

21       GENERAL

21.1 The contents of any report (whether written or oral) prepared by or on behalf of VF for the purposes of VF considering whether or not to permit any drawing under or to continue the Facility shall remain confidential and shall not be available to the Borrower for any reason or purpose (save for any requirement of law) in whole or in part and whether in original or copy form.

21.2 VF may in its absolute discretion set-off or reserve against any monies due to the Borrower by VF the amount of any and/or all actual and/or contingent liability of the Borrower to VF at any time and from time to time howsoever arising (and whether pursuant to this Agreement or otherwise) upon or following the occurrence of an Event of Default or in the event of the Aggregate Limit being exceeded for whatsoever reason.

21.3 VF may rely and act upon any instruction or communication received or purportedly received from or on behalf of the Borrower by facsimile or electronic transmission notwithstanding that no hard original copy of such instruction or communication has been or is received by VF before so relying or acting, provided that any such instruction or communication is purportedly from or transmitted under the direction of an authorised signatory of the Borrower, and the Borrower hereby agrees to indemnify VF and keep VF indemnified in respect of all losses, costs, damages, expenses, interest or other liability incurred or suffered by VF by reason of so relying and/or acting.

22       GOVERNING LAW

         This  Agreement  shall be governed by and construed in accordance  with
         English  Law  and  the  Borrower   hereby   submits  to  the  exclusive
         jurisdiction of the English Courts.

                                   SCHEDULE 1

1        Maximum Loan Amount:-(pound)1,000,000 (one million pounds) (clauses 1.1 and 2.1)

2        Aggregate  Limit:-(pound)6,000,000  (six million pounds)  (clauses 1.1,
         3.3 and 21.2)

3 Facility Fee: 1.00% plus VAT of the Maximum Loan Amount payable upon the delivery of this Agreement to VF duly executed by the Borrower and 1.00% plus VAT of the Loan Account Balance outstanding upon each anniversary of the date hereof (clauses 1.1, 5.3 and 17.1(d))

4        Interest Rate: 2.25% above the Base Rate (clauses 1.1,5.1 and 7.1)

5        Collateral  Reporting and  Monitoring  Requirements:-  (clauses 1.1 and
         12(3))

         5.1 Fixed Assets - annual valuation (on each anniversary of this Agreement) at the expense of the Borrower by a valuer acceptable to VF.

         5.2 Eligible Collateral Audits -monthly following commencement of this Agreement at a cost to the Borrower of (pound)500 plus VAT per audit man day.

6 Eligible Collateral Formula: (clauses 1.1, 3.2 and 3.3) - 75% of the value of real property (valued on 180 day open market value basis)

7 Repayment Terms (clause 6.1) - monthly repayments of (pound)28,000, the first repayment being due upon the expiry of one month from commencement of this Agreement, with the final repayment of the Loan Account Balance then outstanding on the expiry of 36 months from commencement of this Agreement.

8 Sale of Eligible Collateral (Clause 12.1 (c)) - the Borrower must obtain VF's prior written consent to any sale of any of the Eligible Collateral. The proceeds of any such sale shall be paid to VF towards settlement of that part of the Loan Account Balance (as VF shall in their sole discretion determine) representing sums advanced (and in addition interest owed) in respect of the Eligible Collateral the subject of such sale.

9 Insurance - VF must be named as first loss payee on any insurance in place in respect of any of the Eligible Collateral.

                                   SCHEDULE 2


                               Security Documents

1. An All Assets Debenture in such form as VF may require constituting certain fixed charges and a floating charge over whole of the Borrower's undertaking and assets and in particular a legal mortgage over the property constituting the Eligible Collateral to be registered, at the expense of the Borrower, at HM Land Registry.

IN WITNESS of which the parties have signed this agreement on the date set out above.

EXECUTED AS A DEED

By

INYX PHARMA LIMITED

/S/ Colin Hunter
.....................................................
a Director
/S/ Steven Handley
.....................................................
*director/company secretary




EXECUTED AS A DEED

By /S/ Paul Beveridge

as Attorney for VENTURE FINANCE PLC

in the presence of:

/S/ Paul Apps
.....................................................
Sussex House, Perrymont Road, Haywards Heath


* delete as applicable